Events after balance sheet date	12 Months Ended
Dec. 31, 2021
Events after balance sheet date
Events after balance sheet date

35. Events after balance sheet date

On January 13, 2022, the supervisory board approved Subscription Right Plan 2022 (A) within the framework of the authorized capital. Under this subscription right plan 30,000 subscription rights were offerend and accepted by the beneficiary of the plan. The subscription rights have an exercise term of eight years as of the date of the offer and have an exercise price of €46.18 (the closing price of the share on Euronext Amsterdam and Brussels on the day preceding the date of the offer). The subscription rights are not transferable. Subscription rights under this plan vest in instalments: with 25% of each grant being exercisable as of January 1, 2023, 25% as of January 1, 2024 and 50% (the remainder) as of January 1, 2025.

On January 26, 2022, the supervisory board approved Subscription Right Plan 2022 (B) for the benefit of a new member of the personnel of Galapagos within the framework of the authorized capital. Under this subscription right plan 1,000,000 subscription rights were created, subject to acceptance, and offered to the beneficiary of the plan. The subscription rights have an exercise term of eight years as of the date of the offer and have an exercise price of €50. The subscription rights can in principle not be exercised prior to January 1, 2026.

On March 18, 2022, 95,500 subscription rights were exercised (with an average exercise price of €22.61 per subscription right), of which 50,000 subscription rights were exercised by our CEO and 10,000 subscription rights by one other member of our management board. This resulted in a share capital increase (including issuance premium) of €2,159,600.00 and the issuance of 95,500 new ordinary shares. The closing price of our share on March 18, 2022, was €57.38.